UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 2, 2010
Rent-A-Center, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25370	45-0491516
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
5501 Headquarters Drive
Plano, Texas 75024
(Address of principal executive offices, including zip code)
(972) 801-1100
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On August 2, 2010, ColorTyme Finance, Inc. (“Finance”), a wholly owned subsidiary of Rent-A-Center, Inc. (“RAC”), entered into that certain Franchisee Financing Agreement with Citibank, N.A. (the “Financing Agreement”). The Financing Agreement provides financing to qualifying franchisees of ColorTyme, Inc., also a wholly owned subsidiary of RAC, up to an aggregate of $25 million. Under the Financing Agreement, upon an event of default by the franchisee under agreements governing this financing and upon the occurrence of certain other events, Citibank can assign the loans and the collateral securing such loans to Finance, with Finance paying or causing to be paid the outstanding debt to Citibank and then succeeding to the rights of Citibank under the debt agreements, including the right to foreclose on the collateral. Each of RAC and Finance guarantees the aggregate obligations of the franchisee borrowers under the Financing Agreement pursuant to guaranty agreements executed on August 2, 2010, in favor of Citibank. There are no amounts currently outstanding under the Financing Agreement.
     The Financing Agreement replaces the franchisee financing agreement currently in place with Wells Fargo Capital Finance, LLC. We expect to complete the refinancing of all amounts outstanding under the Wells Fargo facility no later than September 30, 2010. As of August 2, 2010, approximately $11.2 million was outstanding under the Wells Fargo facility.
     The description of the Financing Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the Financing Agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.
Item 9.01 Financial Statement and Exhibits
10.1	Franchisee Financing Agreement, dated as of August 2, 2010, between ColorTyme Finance, Inc. and Citibank, N.A.

10.2	Unconditional Guaranty of Rent-A-Center, Inc., dated as of August 2, 2010, executed by Rent-A-Center, Inc. in favor of Citibank, N.A.

10.3	Unconditional Guaranty of ColorTyme Finance, Inc., dated as of August 2, 2010, executed by ColorTyme Finance, Inc. in favor of Citibank, N.A.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RENT-A-CENTER, INC.
Date: August 5, 2010
By:	/s/ Robert D. Davis
Robert D. Davis
Executive Vice President – Finance, Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit
Number	Exhibit Title
10.1	Franchisee Financing Agreement, dated as of August 2, 2010, between ColorTyme Finance, Inc. and Citibank, N.A.

10.2	Unconditional Guaranty of Rent-A-Center, Inc., dated as of August 2, 2010, executed by Rent-A-Center, Inc. in favor of Citibank, N.A.

10.3	Unconditional Guaranty of ColorTyme Finance, Inc., dated as of August 2, 2010, executed by ColorTyme Finance, Inc. in favor of Citibank, N.A.

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